UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/28/2008

Independent BancShares, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51920

Florida	59-2869407
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

60 SW 17th Street
Ocala, FL 34471
(Address of principal executive offices, including zip code)

352-622-2377
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On January 28, 2008, the Registrant issued a press release reporting earnings results for the 4th quarter of 2007 and for the year ended 12/31/2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independent BancShares, Inc.

Date: January 28, 2008	By:	/s/ Mark A. Imes
Mark A. Imes
President/CEO

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated January 28, 2008, reporting earnings results for 2007.